EXHIBIT 99.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of CryoLife Inc. (the "Company") on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Steven G. Anderson, the Chairman, President, and Chief Executive Officer of the Company, and David Ashley Lee, the Vice President, Treasurer, and Chief Financial Officer of the Company, hereby certifies, pursuant to and for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ STEVEN G. ANDERSON                     /s/ DAVID ASHLEY LEE
----------------------------------         -------------------------------------
STEVEN G. ANDERSON                         DAVID ASHLEY LEE
Chairman, President, and                   Vice President, Treasurer and
Chief Executive Officer                    Chief Financial Officer
February 27, 2003                          February 27, 2003